UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – March 28, 2019

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2019, West Pharmaceutical Services, Inc. (“West” or the “Company”) established a new $300,000,000 senior unsecured revolving credit facility by entering into a Credit Agreement (the “New Credit Agreement”), dated as of March 28, 2019, among West, certain of its subsidiaries, the lenders party thereto from time-to-time, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, MUFG Bank, Ltd., and JPMorgan Chase Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners, and Wells Fargo Bank, National Association, MUFG Bank, Ltd., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents. Capitalized terms not defined herein shall have the meanings set forth in the New Credit Agreement.

A brief description of the terms and conditions of the New Credit Agreement material to West is contained in Item 2.03 of this report.

The New Credit Agreement replaced our existing $300,000,000 credit facility, dated as of October 15, 2015, among West, certain of its subsidiaries and the lenders party thereto from time-to-time (the “Terminated Credit Agreement”), which was terminated on March 28, 2019. A brief description of the terms and conditions of the Terminated Credit Agreement material to West is contained in Item 2.03 of the Company’s Form 8-K filed with the Securities and Exchange Commission on October 19, 2015, and is incorporated by reference into this report. The Company did not incur any early termination penalties in connection with the termination of the Terminated Credit Agreement. As of March 28, 2019, the Company had €21,016,333.33 and ¥500,388,892 outstanding under the Terminated Credit Agreement, which it repaid in full on March 28, 2019, in part with funds drawn under the New Credit Agreement in the amount of €21,000,000 and ¥500,000,000.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

West and its subsidiaries party thereto began borrowing under the New Credit Agreement on March 28, 2019. The terms of the New Credit Agreement include:

•
A senior unsecured, multi-currency revolving credit facility of $300,000,000, with sublimits of up to $30,000,000 for swing line loans for Domestic Borrowers in U.S. Dollars and a $20,000,000 swing line loan for West’s German Holding Company and up to $30,000,000 for the issuance of standby letters of credit, which credit facility may be increased from time-to-time by the greater of $350,000,000 and EBITDA for the preceding twelve month period in the aggregate through an increase in the revolving credit facility, subject to the satisfaction of certain conditions;

•	The Company borrowed under the New Credit Agreement in the amount of €21,000,000 and ¥500,000,000 on March 28, 2019;

•	A termination date of March 28, 2024;

•
Borrowings under the credit facility bear interest at either the base rate (the per annum interest rate of the highest of the Prime Rate, the Federal Funds Rate plus 50 basis points or the daily London Interbank Offered Rate (“LIBOR”), plus 1.00%) or at the applicable LIBOR rate, plus a tiered margin based on the ratio of the Company’s Net Consolidated Debt to its modified EBITDA, ranging from 0 to 37.5 basis points for base rate loans and 87.5 to 137.5 basis points for LIBOR rate loans;

•
Financial covenants providing that the Company shall not permit the ratio of the Company’s Net Consolidated Debt to its modified EBITDA to be greater than 3.5 to 1; provided that, no more than three times during the term of the New Credit Agreement, upon the occurrence of a Qualified Acquisition for each of the four fiscal quarters of the Company immediately following such Qualified Acquisition, the ratio set forth above shall be increased to 4.0 to 1;

•
Customary limitations on liens securing indebtedness of the Company and its subsidiaries, fundamental changes (mergers, consolidations, liquidations and dissolutions), asset sales, distributions and acquisitions;

•	Customary events of default, the occurrence of which may result in the acceleration of any outstanding loans;

•	The Company is obligated to pay customary fees to the agents and lenders under the New Credit Agreement with respect to arranging and maintaining the credit facility; and

•
Certain of the agents and lenders under the New Credit Agreement and the Terminated Credit Agreement and their affiliates perform various financial advisory, investment banking and commercial banking services from time-to-time for the Company and its affiliates for which they have received customary fees and compensation for these transactions and may in the future receive customary fees and compensation.

The summary of the terms is qualified in its entirety by reference to the New Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
10.1
Credit Agreement, dated as of March 28, 2019, between West, certain of its subsidiaries, the lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, MUFG Bank, Ltd., and JPMorgan Chase Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners, and Wells Fargo Bank, National Association, MUFG Bank, Ltd., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial Officer &
Treasurer

April 1, 2019

EXHIBIT INDEX

Exhibit No.	Description
10.1
Credit Agreement, dated as of March 28, 2019, between West, certain of its subsidiaries, the lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, MUFG Bank, Ltd., and JPMorgan Chase Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners, and Wells Fargo Bank, National Association, MUFG Bank, Ltd., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents.